BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED FEBRUARY 6, 2019

TO THE

SUMMARY PROSPECTUS DATED APRIL 30, 2018

BAILLIE GIFFORD INTERNATIONAL STOCK PORTFOLIO

On or about April 30, 2019, Jonathan Bates is expected to retire and no longer serve as Portfolio Manager of the Baillie Gifford International Stock Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II, and Jenny Tabberer and Tom Walsh will become Portfolio Managers of the Portfolio, alongside current Portfolio Manager, Angus Franklin.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE